CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
CONSOLIDATED STATEMENTS OF OPERATIONS
Revenue	$ 230,115	$ 119,872	$ 50,778
Costs and expenses:
Cost of revenue	12,281	5,713	2,112
Research and development	23,225	11,241	7,547
Sales and marketing	251,941	111,370	51,689
General and administrative	42,289	16,376	14,975
Total costs and expenses	329,736	144,700	76,323
Loss from operations	(99,621)	(24,828)	(25,545)
Interest expense, net	(1,325)	(2,497)	(2,190)
Other income (expense), net	(21,400)	3,720	(45)
Loss before income taxes	(122,346)	(23,605)	(27,780)
Provision for income taxes	115	0
Net loss	$ (122,461)	$ (23,605)	$ (27,780)
Net loss per common share
Net loss per share attributable to common stockholders - basic and diluted	$ (0.42)	$ (0.09)	$ (0.12)
Weighted average shares outstanding
Weighted average common shares outstanding - basic and diluted	294,549,146	261,228,108	236,040,717